INVESTMENTS IN EQUITY METHOD INVESTEES	12 Months Ended
Mar. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments Disclosure [Text Block]
6.	INVESTMENTS IN EQUITY METHOD INVESTEES

The following table provides a reconciliation of the investments in equity method investees in the Group's consolidated balance sheet as of March 31, 2013 and 2014 and the amount of underlying equity in net assets of the equity investees:

	As of March 31,
	2013	2014
	$	$

The Group's proportionate share of equity in the net assets of equity investees	8	5
Less: Accumulated impairment losses recognized	(8)	(5)

Investments in equity investees reported in the consolidated balance sheet	-	-

On August 5, 2003, the Group acquired a 50% equity interest in Kayser Technik (Overseas) Inc. (K.T.I.) ("Kayser Technik (Overseas)") (formerly known as Kayser Photo (Overseas) Corp. (K.P.C.)), a company incorporated in the Republic of Panama, for cash consideration of $5. Kayser Technik (Overseas) was engaged in the trading of camera batteries, films and disposable cameras and became inactive. Such investment was fully impaired as of March 31, 2013 and 2014.

On April 30, 2009, the Group made cash investment of $3 in its 50% equity interest in Xenon Automation Asia Limited ("Xenon Automation"), a company incorporated in Hong Kong. Xenon Automation was formed to design, manufacture and provide maintenance services for German-designed automation equipment to be used in the manufacturing process of industrial companies in Asia. The Group has disposed its interest in Xenon Automation at nil consideration to other shareholders of Xenon Automation in May 2013, no gain or loss has been resulted on this disposal. The amount due from Xenon Automation of $110 as of March 31, 2013 was fully settled in May 2013.